Filed pursuant to Rule 497(a)

File No. 333-232727

Rule 482ad

2020 Q4 Webcast March 18, 2021 Source Capital (NYSE: SOR)

Performance

As of Date: 12/31/2020	Since 12/1/15*	10 Years**	5 Years	3 Years	1 Year	YTD	QTD
Source Capital, Inc. (NAV)	7.13%	8.76%	8.02%	5.75%	5.98%	5.98%	11.81%
60% MSCI ACWI 40% BBgBarc Agg	8.95%	7.25%	9.37%	5.75%	13.49%	13.49%	9.04%
60% S&P 500 40% BbgBarc Agg	10.68%	10.02%	11.11%	5.75%	14.73%	14.73%	7.54%

Performance calculated using Morningstar Direct. Performance is net of all fees and expenses and includes the reinvestment of distributions. Periods over one year are annualized. Fund returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, which would lower these figures. Comparison to an index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in their investment objectives. An investor cannot invest directly in an index.

* On December 1, 2015, the Fund transitioned to a balanced strategy and the current portfolio managers assumed management of the Fund on that date.

** Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy. Performance prior to December 1, 2015 is not indicative of performance for any subsequent periods.

Past performance is not indicative of future performance. Fund performance changes over time and current performance may be lower or higher than what is stated. Current performance information is updated monthly and is available by calling 1-800-982-4372. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

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Executive summary Past performance is no guarantee, nor is it indicative, of future results. 1 Please refer to the end of the presentation for important disclosure related to the use of leverage. Source Capital, Inc. (“F und ”) has secured a line of credit that that can be drawn once available cash has been deployed. Leverage will only be used in the context of the Fund’s higher yielding fixed income i nve stments. 2 For more information related to the Fund’s share repurchase program, please see the press release dated October 13, 2020 (htt ps: //fpa.com/docs/default - source/funds/source - capital/literature/source - capital - press - release --- 10 - 13 - 2020.pdf?sfvrsn=4). ■ Balanced, opportunistic strategy that seeks maximum total return for shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital ■ Fund benefits from closed - end structure ■ Fund Statistics (as of March 15, 2021) ‒ Net asset value (NAV): $43.43 per share, or $405m ‒ Premium / Discount to NAV: - 9.5% ‒ Current monthly distribution yield: 5.1% ‒ Leverage: 1 0% ‒ Management fee: 0.70% ■ Seek to narrow the discount to NAV and trade closer to NAV over full market cycle ■ Shareholder commitment: ‒ Goal to increase dividend as fund distributable income increases in order to deliver a competitive risk - adjusted distributable yield ‒ Discount management • Share repurchases at discount to NAV 2 • Periodic tender offers 3

Strategy update As of December 31, 2020. There is no guarantee that the Fund will achieve its objectives and goals. Past performance is no guarantee, nor is it indicative, of future results. Investment options: ■ Private credit: Direct investment and private credit vehicles that seek to deliver a net yield of at least 8%. ■ Public credit: Using FPA’s Flexible Fixed Income strategy as a model. ■ Equity: Global equity strategy that invests in a similar fashion to other FPA global equity strategies. Portfolio considerations: ■ Leverage: Opportunistically increase leverage when opportunity presents itself in private and public credit – a function of yield, spread, and confidence in the expected outcome. Limit leverage when the opposite is true. ■ Risk exposure: Opportunistically manage exposure to equities and higher yielding bonds as function of risk and reward. ■ Share repurchases: Return capital to shareholders and increase total investor level return by repurchasing shares at discount to NAV. 4

Recent actions (last 12 months) As of December 31, 2020 unless otherwise noted. * The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market return s, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate at a f uture time. ** Effective October 14, 2020. *** Additional details about the tender offers under the Discount Management Program can be found in the March 8, 2021 press rel ease which is posted at www.fpa.com . The 2021 measurement period is April 1, 2021 through December 31, 2021. Note, in the event of a tender offer, there may be tax consequ enc es for a stockholder. For example, a stockholder may owe capital gains taxes on any increase in value of the share over their original cost. Distributions ■ Increased frequency of distributions from quarterly to monthly (January 2021)* ■ Increased monthly distribution 122%, from $0.083 per month to $.185 per month (for March, April and May) Discount management ■ Share repurchases: May repurchase shares when discount to NAV exceeds 5%. Discount hurdle rate was dropped from 10% discount to NAV threshold.** ■ Tender offers: To the extent the discount to NAV is more than 10%, then the Fund will conduct a tender for 10% of the Fund’s outstanding shares at 98% of NAV per share for calendar years 2021 and 2022.*** Leverage 5

Near - term goals (2021 - 2022) As of December 31, 2020. There is no guarantee that the Fund will achieve its objectives and goals. * The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market return s, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate at a f uture time. ■ Increase exposure to private credit and other investments with higher yields than investment grade and high - yield bond indexes ■ Maintain and potentially increase regular monthly distribution rate* ■ Continue shareholder friendly measures ■ Improve investor awareness ■ The goal of the above actions is to narrow the Fund's discount to NAV over time 6

Portfolio year-end 2020 vs. illustrative index

As of December 31, 2020	Source Capital			60% MSCI ACWI/40% BB US Agg		
	Allocation	Asset Class Yield	Portfolio Yield Wgt. Avg.	Allocation	Asset Class Yield	Index Yield Wgt. Avg.
Equity	53.9%	1.5%	0.8%	60.0%	1.8%	1.1%
Credit						
Private (Estimated)*	7.7%	6.1%	0.5%			
Public	22.0%	4.6%	1.0%	40.0%	1.1%	0.4%
Total Credit	29.7%	10.7%	1.5%	40.0%		0.4%
Cash	16.4%					
Debt						
Total	**100%**		**2.3%**	**100%**		**1.5%**

Our expectation is that private credit vehicles should yield approximately 9% (net, including reinvested interest).

* Invested assets only.

Source: FPA, Morningstar, as of December 31, 2020. Portfolio composition will change due to ongoing management of the Fund. Portfolio Yield is the weighted average of each category's yield. The Portfolio Yield shown for Equity is the dividend yield, and for Credit, it is yield-to-worst. Yield to Worst ("YTW") is presented gross of fees and expenses and reflects the lowest possible yield on a callable bond without the issuer defaulting. It does not represent the yield an investor should expect to receive. As of December 31, 2020, Source Capital's ("Fund") subsidized/unsubsidized 30-day standardized SEC yield ("SEC Yield") was 1.25%/1.25% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the Fund continued earning the same rate for the rest of the year.

Comparison to an index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in their investment objectives. An investor cannot invest directly in an index. There is no guarantee that the Fund will achieve its objectives and goals, or that the private credit yield expectations noted herein will be achieved. **Past performance is no guarantee, nor is it indicative, of future results.** Please see the end of this presentation for Important Disclosures and definitions of key terms.

7

Increased exposure to private credit Source: Morningstar, data is for the period 12/31/2019 through 12/31/2020. Portfolio composition will change due to ongoing management of the Fund. Past performance is no guarantee, nor is it indicative, of future results. 8 0 2 4 6 8 10 12 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Private Loan Net Exposure (%) Committed + Invested Invested

Narrowing discount to NAV Source: Bloomberg, CEF Connect, data in the chart is for the period 12/31/2018 through 2/26/2021, data in the table is as of 3/1 5/2021. There is no guarantee that the Fund will achieve its objectives and goals. Past performance is no guarantee, nor is it indicative, of future results. 9 -18% -17% -16% -15% -14% -13% -12% -11% -10% Discount (%) March 15, 2021 -9.5% 6 month average -11.1% 1 year average -13.0% Discount to NAV:

Additional Questions/Comments Please contact: Ryan Leggio Vice President, Strategy for Source Capital rleggio@fpa.com or your FPA relationship representative 10

Important disclosures These slides are intended as supplemental material to the March 18 , 2021 Source Capital, Inc . (“Source Capital” or “Fund”) audio presentation and transcript that are posted on First Pacific Advisor, LP’s (“FPA” or “Adviser”) website at www . fpa . com . This presentation is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice . There shall not be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful under the securities laws of any such state . In the event of a tender offer, there may be tax consequences for a stockholder . For example, a stockholder may owe capital gains taxes on any increase in the value of the shares over your original cost . This presentation does not constitute an investment management agreement or offering circular . On December 1 , 2015 , a new portfolio management team assumed management of the Source Capital, Inc . (“Fund”) and the Fund transitioned to a balanced strategy . Performance prior to December 1 , 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods . Current performance information is updated monthly and is available by calling 1 - 800 - 982 - 4372 or by visiting www . fpa . com . Performance data quoted represents past performance, which is no guarantee of future results . Current performance may vary from the performance quoted . The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions . Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures . Since Source Capital is a closed - end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock . The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the comparative indices . Overall Fund performance, characteristics and volatility may differ from the comparative indices shown . There is no guarantee the Fund’s investment objectives will be achieved . You should consider the Fund’s investment objectives, risks, and charges and expenses carefully before you invest . You can obtain additional information by visiting the website at www . fpa . com, by email at crm@fpa . com, toll free by calling 1 - 800 - 279 - 1241 (option 1 ), or by contacting the Fund in writing . The views expressed herein and any forward - looking statements are as of the date of this publication and are those of the portfolio management team, and are subject to change without notice . These views may differ from other portfolio managers and analysts of the firm as a whole, and are not intended to be a forecast of future events, a guarantee of future results or investment advice . Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments . This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data . As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors . Shares of closed - end management investment companies frequently trade at a price that is less than (a “discount”) or more than (a “premium”) their net asset value . If the Fund’s shares trade at a premium to net asset value, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter . The Fund’s daily New York Stock Exchange closing market prices, net asset values per share, as well as other information, including updated portfolio statistics and performance are available by visiting the website at https : //fpa . com/funds/overview/source - capital, by email at crm@fpa . com, toll free by calling 1 - 800 - 279 - 1241 (option 1 ), or by contacting the Fund in writing . Distributions may include ordinary income, net capital gains and/or returns of capital . Generally, a return of capital would occur when the amount distributed by the Fund includes a portion of (or is comprised entirely of) your investment in the Fund in addition to (or rather than) your pro - rata portion of the Fund’s net income or capital gains . The Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield” or “income . ” A return of capital is not taxable ; rather it reduces a shareholder’s tax basis in his or her shares of the Fund . It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements prepared in accordance with U . S . GAAP, and recordkeeping practices under income tax regulations . Please see the Fund’s most recent shareholder reports for more detailed tax information . The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors . There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate at a future time . 11

Important disclosures Portfolio composition will change due to ongoing management of the Fund . References to individual financial instruments or sectors are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers . It should not be assumed that future investments will be profitable or will equal the performance of the financial instrument or sector examples discussed . The portfolio holdings as of the most recent quarter - end may be obtained atwww . fpa . com . In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment . Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor . An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal . You should not construe the contents of this document as legal, tax, investment, accounting or other advice or recommendations . Investing in closed - end funds involves risk, including loss of principal . Closed - end fund shares may frequently trade at a discount or premium to their net asset value . Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments . It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time . The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks ; these risks may be heightened when investing in emerging markets . Non - U . S . investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards . Non - U . S . securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks . The return of principal in a fund that invests in fixed income securities is not guaranteed . The Fund’s investments in fixed income securities have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund . Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics . The market price of the Fund’s fixed income investments will change in response to changes in interest rates and other factors . Generally, when interest rates go up, the value of fixed income securities, such as bonds, typically go down (and vice versa) and investors may lose principal value . Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan . Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner . If an issuer defaults, the security may lose some or all its value . Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds . Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets ; such derivatives may increase volatility . Convertible securities are generally not investment grade and are subject to greater credit risk than higher - rated investments . High yield securities can be volatile and subject to much higher instances of default . The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default . The ratings agencies that provide ratings are Standard and Poor’s, Moody’s, and Fitch . Credit ratings range from AAA (highest) to D (lowest) . Bonds rated BBB or above are considered investment grade . Credit ratings of BB and below are lower - rated securities (junk bonds) . High - yielding, non - investment grade bonds (junk bonds) involve higher risks than investment grade bonds . Bonds with credit ratings of CCC or below have high default risk . Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors . Private placements may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws . While the use of leverage may help increase the distribution and return potential of the Fund, it also increases the volatility of the Fund’s net asset value (NAV), and potentially increases volatility of its distributions and market price . There are costs associated with the use of leverage, including ongoing dividend and/or interest expenses . There also may be expenses for issuing or administering leverage . Leverage changes the Fund’s capital structure through the issuance of preferred shares and/or debt, both of which are senior to the common shares in priority of claims . If short - term interest rates rise, the cost of leverage will increase and likely will reduce returns earned by the Fund’s common stockholders . Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values . In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods . 12

Important disclosures You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1 - 800 - 279 - 1241 (option 1), or by contacting the Fund in writing. Index / Benchmark / Category Definitions Indices are unmanaged and index returns do not reflect transactions costs (e . g . , commissions), investment management fees or other fees and expenses that would reduce performance for an investor . It is not possible to invest directly in an index . Indices have limitations when used for comparative purposes because they may have volatility, credit, or other material characteristics that are different from the referenced fund . For example, the referenced fund may hold underlying securities that are not included in any index used for comparative purposes and FPA makes no representation that the referenced fund is comparable to any such index in composition or element of risk involved . Any comparisons herein of the investment performance of a referenced fund to an index are qualified as follows : ( i ) the volatility of such index may be materially different from that of the referenced fund ; (ii) such index may employ different investment guidelines and criteria than the referenced fund and, therefore, holdings in such fund may differ significantly from holdings of the securities that comprise such index ; and (iii) the performance of such index may not necessarily have been selected to represent an appropriate index to compare to the performance of the referenced fund, but rather, is disclosed to allow for comparison of the referenced fund’s performance (or the performance of the assets held by such fund) to that of a well - known index . Indexes should not be relied upon as a fully accurate measure of comparison . No representation is made as to the risk profile of any index relative to the risk profile of the referenced fund . MSCI ACWI Index is a free float - adjusted market capitalization weighted index that is designed to represent performance of the full opportunity set of large - and mid - cap stocks across 23 developed and 26 emerging markets . S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U . S . economy . The index focuses on the large - cap segment of the market, with over 80 % coverage of U . S . equities, but is also considered a proxy for the total market . Bloomberg Barclays U . S . Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass - through securities and asset - backed securities that are publicly offered for sale in the United States . The securities in the Index must have at least 1 - year remaining in maturity . In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable . 60 % S&P 500 / 40 % Bloomberg Barclays U . S . Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60 % S&P 500 Index and 40 % Bloomberg Barclays U . S . Aggregate Bond Index . 60 % MSCI ACWI/ 40 % Bloomberg Barclays U . S . Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60 % MSCI ACWI Index and 40 % Bloomberg Barclays U . S . Aggregate Bond Index . Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U . S . consumer prices as determined by the U . S . Department of Labor Statistics . There can be no guarantee that the CPI will reflect the exact level of inflation at any given time . This index reflects non - seasonally adjusted returns . CPI + 200 bps is created by adding 2 % to the annual percentage change in the CPI . This index reflects non - seasonally adjusted returns . 13

Important disclosures Other Definitions Basis Point (bps) is equal to one hundredth of one percent, or 0 . 01% . 100 basis points = 1% . Dividend Yield is a financial ratio (dividend/price) that shows how much a company pays out in dividends each year relative to its stock price . Gross Yield of an investment is its profit before taxes, fees and expenses are deducted . The impact of fees and expenses would lower these yields . Internal Rate of Return (“IRR”) is a discount rate that is calculated by setting the net present value (NPV) of all cash flows equal to zero in a discounted cash flow analysis . The internal rate of return is a metric used in financial analysis to estimate the profitability of potential investments . Loan - to - Value ratio is calculated by dividing the amount borrowed by the appraised value of the investment, expressed as a percentage . Original Issue Discount (“OID”) is the discount in price from a bond’s or other debt instruments (e . g . , loans) face value at the time a bond or other debt instrument is first issued . Bonds and other debt instruments can be issued at a price lower than their face value — known as a discount . The OID is the amount of discount or the difference between the original face value and the price paid for the bond/debt instrument . Yield Advantage is the advantage gained by purchasing convertible securities instead of common stock, which equals the difference between the rates of return of the convertible security and the common shares . Yield to Worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting . It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures . © 2021 Morningstar, Inc . All Rights Reserved . The information contained herein : (1) is proprietary to Morningstar and/or its content providers ; (2) may not be copied or distributed ; and (3) is not warranted by Morningstar to be accurate, complete or timely . Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information . Past performance is no guarantee, nor is it indicative, of future results . 14

Q4 2020 Source Capital, Inc. (SOR) Webcast

March 18, 2021

This transcript must be read in conjunction with the corresponding webcast slides, posted on fpa.com. The webcast slide page numbers are referenced below. Please also reference the Important Disclosures throughout and at the end of this transcript, and at the end of the webcast presentation.

You should consider Source Capital, Inc.’s (“Fund” or “Source”) investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-279-1241 (Option 1), or by contacting the Fund in writing.

Note: Items in brackets [ ] are meant to be clarifying statements but are not part of the actual audio recording of the webcast.

Operator

Just a few quick technology notes before we begin. If you would like to view the presentation in a full-screen view, click the full-screen button in the lower-right hand corner of your screen. Press the “Escape” key on your keyboard to return to your original view.

For optimal viewing and participation, please disable your pop-up blockers.

And finally, should you need technical assistance, as a best practice we suggest you first refresh your browser. If that does not resolve the issue please click on the “Support” option in the upper right-hand corner of your screen for online troubleshooting.

Introduction

Thank you for taking the time to join today’s call as we provide a Fund and portfolio update, and address of the pre-submitted questions.

In just a moment you will hear from Steven Romick. Steven joined FPA in 1996, is a Managing Partner, and has been a portfolio manager of the Fund since December 2015.

Before I turn it over to Steven, I want to mention that we are excited about Source’s long-term prospects and hope you share that sentiment after today’s webcast. The constructive feedback and questions from our fellow long-term shareholders are always appreciated and we plan on addressing the pre-submitted questions in the prepared remarks. As a reminder, we will not be taking live questions during the webcast, but are more than happy to connect with any current or potential shareholders in the coming days should you have follow-up questions or comments.

Q4 2020 Source Capital, Inc. (SOR) Webcast

March 18, 2021

Performance

[Please refer to Slide 2] On this slide you can see the trailing performance as of December 31, 2020.

Additional details on the Fund, including, performance, holdings, and commentaries can be found in the Source Capital section of FPA’s website.

It is my pleasure to turn over the call to Steven Romick. Steven, over to you.

Executive summary

[Please refer to Slide 3] Thank you all for joining us today.

We manage FPA’s Source Capital closed-end fund using a balanced, opportunistic strategy that seeks a good total return and yield while protecting capital. To accomplish this, the Fund owns both equities and fixed income – both public and private – in a mix that is a function of relative opportunity.

As of March 15, the Fund had roughly $405m in AUM, traded at a 9.5% discount to NAV and had a distribution yield of 5.1%.

Three of our FPA investment teams contribute to Source Capital.

The Contrarian Value team, led by Mark Landecker, Brian Selmo, and myself has responsibility for the Fund’s asset allocation, equity selection, and private credit; and, opportunity permitting, may periodically add public credit to the portfolio. Our team has been investing in private credit for the last decade. We have participated in private loans with a face amount of around $800 million and have delivered to our shareholders a return slightly in excess of 14%.

FPA’s Fixed Income team, led by Tom Atteberry and Abhi Patwardhan, play point on the public fixed income side of the portfolio, as well as selectively adding private credit.

Our Multi-Asset Strategy team, led by Nico Mizrahi and myself, has responsibility for partnering with leading private credit managers.

Source Capital’s closed-end fund structure allows us unique flexibility to deploy capital in longer duration, higher yielding assets – at least when compared to the daily fund flows with which open-end mutual funds must contend.

Importantly, we could not replicate this portfolio and its potential for higher yield in an open-end fund, where we would be uncomfortable owning illiquids up to the legal limit of 15%. We would also find it difficult to own a large percentage of longer duration, less liquid private loans. Source can do, has done, and will do more of each.

Q4 2020 Source Capital, Inc. (SOR) Webcast

March 18, 2021

This broad charter should help us in the service of achieving our longer-term goals: to deliver attractive risk-adjusted returns over a full market cycle and generate a higher than average yield when compared to typical balanced funds.

This will hopefully allow the Fund to trade, on average, closer to its net asset value, or NAV. To the extent that our efforts don’t translate into a narrower discount to NAV, the Fund will seek to repurchase its shares via potential daily share repurchases and periodic tender offers.

We believe we can be successful in executing this charter and have increased our financial commitment to the Fund. Insiders now own more than 84,000 shares.

Strategy Update

[Please refer to Slide 4] As touched on in the executive summary, we have a wide range of securities from which to choose that can help us achieve our objective.

The Fund currently has capital commitments in private credit of 12% – both in co-mingled vehicles and direct loans. Since 4% is undrawn, the actual invested amount is currently around 8%. It will take some time for the commitments to be fully funded. While the funded amount gradually converges towards the committed amount, we plan to continue to opportunistically increase exposure to private credit.

The Fund’s public credit investments seek to outperform CPI by 200 basis points over rolling 5-year periods and generally have a similar or greater yield than the Bloomberg Barclay’s U.S. Agg Index. Tom and Abhi have executed this strategy successfully for many years. They also have the ability to invest in less-than-investment grade bonds and private loans to a greater degree than the open-end funds they manage.

Mark, Brian and I employ a global equity income strategy that invests in most of the same stocks as those in the other FPA equity portfolios that we manage. To help facilitate a higher, distributable yield, we may selectively lean-in to those securities that have higher dividends.

In order to further enhance the Fund’s yield, we expect to use some leverage when the risk/reward in our credit sleeve is attractive. The amount of leverage will flex as a function of opportunity. If we can make fixed income investments at a substantial spread to our recently secured line of credit that currently would cost less than 1% if drawn, we will happily do so once we have deployed the 12% that Source currently holds in cash.

Q4 2020 Source Capital, Inc. (SOR) Webcast

March 18, 2021

Recent actions (last 12 months)

[Please refer to Slide 5] There have been a number of initiatives in the past year that benefit our investors.

In an effort to deliver more earnings, more quickly to shareholders, we moved from quarterly to monthly distributions in January. We thank our shareholders that made this suggestion.

We also increased the distribution rate to eighteen and a half cents a month beginning this month, which translates to a 5.1% yield at the current stock price.1

Also, to help narrow the discount to NAV, the Fund had its stock repurchase program reinstated last fall with the current program running through the end of 2021.

The Fund’s Board also approved annual tender offers in 2021 and 2022 for 10% of the Fund’s own shares at 98% of NAV, in the event that the discount to NAV averages greater than 10% during the measurement periods. In such an event, the insiders will not be tendering their shares. You can find the details in the Fund’s recent press release.2

And, as mentioned, the Fund did not previously have a credit line in place. Now that we can borrow at an attractive rate, we look forward to the opportunity to do so.

Near-term goals (2021 and 2022)

[Please refer to Slide 6] We will continue to increase the Fund’s exposure to private credit that we believe should offer yields at least in the higher single digits. This compares favorably to the unsecured corporate high yield bond market that yields, net of defaults, in the low single digits.

As we prudently increase exposure to private credit, replacing lower yielding cash and investment grade bonds, we expect that the Fund’s distribution rate should push higher. Prudence dictates that this should not happen overnight.

1 This distribution rate has been approved by the Fund’s Board of Directors for March, April and May 2021.

2 See Source Capital press release dated March 8, 2021 posted on www.fpa.com.

Q4 2020 Source Capital, Inc. (SOR) Webcast

March 18, 2021

Along with the previously discussed discount management initiatives and greater investor awareness, we hope to see the Fund’s discount to NAV narrow over time.

Portfolio year-end 2020 vs. illustrative index

[Please refer to Slide 7] Here is a snapshot of the portfolio at year-end, as compared to a global balanced index.

Source Capital has two significant tools that aren’t in the typical balanced fund’s toolkit: private credit and leverage. As discussed, we have made some headway in building private credit, but there’s a ways to go; and, the use of the leverage facility should come into play in time.

This already allows for a higher-than-index yield and we hope to further widen that yield advantage.

We prefer credit risk to interest rate risk. The Fund’s fixed income investments have a much lower duration than the [Bloomberg] Barclays Agg Bond Index, which should allow for less interest rate risk in the event that rates continue to rise.3

Increased exposure to private credit

[Please refer to Slide 8] The Fund’s current positioning in private credit was achieved in a relatively short time frame, but we will continue to focus on increasing the allocation to this asset class.

I want to dive a little deeper into private credit, since it is such an important part of the Fund’s long-term value proposition.

When we invest with others, we seek to understand a manager’s discrete capabilities to source loans, underwrite the collateral, structure the loan with the proper documentation and covenants, and have the skill to work out the loan in the event of a restructuring.

3 As of December 31, 2021, the duration of the Fund’s public credit was 1.5 years versus the duration for the Bloomberg Barclays U.S. Aggregate Bond index of 6.2 years.

Q4 2020 Source Capital, Inc. (SOR) Webcast

March 18, 2021

Let me give you a couple of examples of managers with whom we’ve invested.4

We invested with a natural resource credit manager that has a differentiated expertise in lending against the collateral of mining assets. They lend at a very low loan-to-value – 20 to 35% -- and have delivered gross yields that have been in the high teens.5 Strong underwriting and commodity hedging on the part of the borrower helps limit the downside of the individual loans.

Another manager with whom we’ve partnered offers a lower expected [gross] yield, but for that we receive a more diverse portfolio of loans to businesses in different industries characterized by loan-to-values that offer an appropriate margin of safety. They have delivered returns [IRR] in the lower teens in recent years.6

We appreciate that a lot of capital has flowed into private credit, but we would still prefer to play in that sandbox thanks to the [typically] higher yields, better covenants, secured collateral, and better asset coverage than the low single digit yields of the high yield market.

If underwritten well, sometimes bad news becomes good news. We made a direct loan to an oil service company that ended up filing for bankruptcy during our holding period. Since this was an asset-based loan secured by trucks and other oil service equipment whose value far exceeded our loan amount, the bankruptcy will shorten the loan’s duration and we will amortize our original issue discount over a shorter time period.7 We will also receive some beneficial payments as a result of their restructuring that [is expected to] further increase the original estimated IRR.8

4 Portfolio composition will change due to ongoing management of the Fund. The information provided does not reflect all positions purchased, sold or recommended by FPA. References to individual investments are for informational purposes only and should not be construed as recommendations by the Fund, the Portfolio Managers, or the Adviser. It should not be assumed that investments in the examples discussed, or investments made in the future, was or will be profitable or will equal the performance of the investment examples noted. Note: Any estimated performance or yield noted for the investment examples herein may not equate with the performance of the holding in the Fund.

5 A Loan-to-Value ratio is calculated by dividing the amount borrowed by the appraised value of the investment, expressed as a percentage. The Gross Yield of an investment is its profit before taxes, fees and expenses are deducted. The impact of fees and expenses would lower these yields. The estimated Gross Yield noted here is as of December 31, 2020. As of December 31, 2020, this holding represented 0.2% of the Fund’s net assets.

6 IRR is Internal Rate of Return. The IRR is a discount rate that is calculated by setting the net present value (NPV) of all cash flows equal to zero in a discounted cash flow analysis. The internal rate of return is a metric used in financial analysis to estimate the profitability of potential investments. The estimated IRR noted herein is as of December 31, 2020. As of December 31, 2020, this holding represented 1.4% of the Fund’s net assets.

7 Original issue discount (OID) is the discount in price from a bond's or other debt instruments (such as loans) face value at the time a bond or other debt instrument is first issued. Bonds and other debt instruments can be issued at a price lower than their face value – known as a discount.

8 As of December 31, 2020, this holding represented 2.5% of the Fund’s net assets.

Past performance is no guarantee, nor is it indicative, of future results.

Q4 2020 Source Capital, Inc. (SOR) Webcast

March 18, 2021

Narrowing discount to NAV

[Please refer to Slide 9] [We believe] the yield enhancing and discount narrowing measures we have taken have been beneficial thus far. The Fund’s discount to NAV has narrowed from an average of about 11% over the last 6 months to about 8-9% more recently.

We don’t know what the future holds in terms of how much capital we will deploy in private credit, and what returns we might be able to achieve, but we think we’ve been fairly conservative in our assumptions.

As we continue to execute the Fund’s strategy, we can only hope that Source’s discount to NAV tightens further.

In closing, I want to thank our shareholders for their continued trust. And to those considering investing alongside, we hope to earn your trust in time.

Thank you for joining us today.

I’ll turn the call back over to Ryan.

CLOSING DISCLOSURES

Thank you for your participation in today’s webcast. We invite you, your colleagues and shareholders to listen to the playback of this recording and view the presentation slides that will be available on our website within a few days at fpa.com. We urge you to visit the website for additional information about the Fund, such as complete portfolio holdings, historical returns and after-tax returns.

Following today’s webcast, you will have the opportunity to provide your feedback and submit any comments or suggestions. We encourage you to complete this portion of the webcast. We know your time is valuable and we do appreciate and review all of your comments.

Please visit fpa.com for future webcast information, including replays. We post the date and time of upcoming webcasts towards the end of each current quarter and webcasts are typically held 3-4 weeks following each quarter end. If you did not receive an invitation via email for today’s webcast and would like to receive them, please email us at crm@fpa.com. We hope that our quarterly commentaries, webcasts and special commentaries will continue to keep you appropriately informed on the strategies discussed today.

Q4 2020 Source Capital, Inc. (SOR) Webcast

March 18, 2021

We do want to make sure you understand that the views expressed on this call are as of today and are subject to change without notice based on market and other conditions. These views may differ from other portfolio managers and analysts at the firm as a whole, and are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Past performance is no guarantee, nor is it indicative, of future results. Any mention of individual investments or sectors should not be construed as a recommendation to purchase or sell such investments or invest in such sectors, and any information provided is not a sufficient basis upon which to make an investment decision. It should not be assumed that future investments will be profitable or will equal the performance of the investment or sector examples discussed.

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.

Any statistics or market data mentioned during this webcast have been obtained from sources believed to be reliable, but the accuracy and completeness cannot be guaranteed.

You should consider each Fund’s investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-279-1241 (Option 1), or by contacting the Fund in writing.

This concludes today’s call. Thank you and enjoy the rest of your day.